Government Grant	12 Months Ended
Dec. 31, 2025
Government Grant [Abstract]
GOVERNMENT GRANT

28. GOVERNMENT GRANT

In May 2019, Telesat entered into an agreement for a non-refundable government contribution of a value up to $85 million for a period until June 30, 2028 relating to the Telesat Lightspeed constellation.

For the year ended December 31, 2025, the Company recorded $3.6 million relating to the agreement (December 31, 2024 — $13.4 million, December 31, 2023 — $19.5 million).

Of the amount recorded during 2025, no amount was recorded as a reduction to satellites, property and other equipment and $3.6 million was recorded as a reduction to operating expenses (2024 — $5.4 million was recorded as a reduction in satellites, property and other equipment and $8.0 million as a reduction to operating expenses).